UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 17, 2009

                               Cognex Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

               000-17869                                  04-2713778
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       (Commission File Number)               (IRS Employer Identification No.)

          One Vision Drive, Natick, Massachusetts            01760-2059
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         (Address of Principal Executive Offices)            (Zip Code)

                                 (508) 650-3000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Certain Officers; Election of
          Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At a meeting of the Board of Directors of Cognex Corporation (the "Company") held on February 17, 2009, Robert J. Shillman, Chairman and Chief Executive Officer of the Company, indicated his desire to stand for re-election by the shareholders of the Company generally on an annual basis. To facilitate Dr. Shillman standing for re-election at the Company's 2009 Annual Meeting of Shareholders (the "Annual Meeting"), and given that the Company has a classified Board of Directors, Dr. Shillman resigned his seat with a one-year remaining term and Edward J. Smith, another current Director of the Company, resigned his seat with a term ending at the Annual Meeting. Immediately following such resignations, the Board of Directors elected Mr. Smith to fill Dr. Shillman's vacant seat and Dr. Shillman to fill Mr. Smith's vacant seat, such that Dr. Shillman will stand for re-election at the Annual Meeting. The Directors in the class now including Mr. Smith have terms that expire at the Company's 2010 Annual Meeting of Shareholders. Mr. Smith joined the Company's Board of Directors in 2007. There were no changes to the composition of any of the committees of the Board of Directors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               COGNEX CORPORATION


Dated: February 19, 2009       By: /s/ Richard A. Morin
                                   --------------------
                                   Name:  Richard A. Morin
                                   Title: Senior Vice President of Finance,
                                          Chief Financial Officer, and Treasurer